DELAWARE GROUP GOVERNMENT FUND

Delaware American Government Bond Fund
Delaware Inflation Protected Bond Fund

DELAWARE GROUP INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund

Supplement to each Fund's Prospectuses
and Statement of Additional Information
dated November 28, 2005

(each, a "Fund")

On August 18, 2005, the Board of Trustees of Delaware Group Government Fund and Delaware Group Income Funds unanimously voted to approve changes to the investment strategies and policies of Delaware American Government Bond Fund, Delaware Inflation Protected Bond Fund, Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund and Delaware High-Yield Opportunities Fund. Any disclosure related to these Funds investing in credit default swap agreements will not take effect until after December 25, 2005. This disclosure can be found in the Funds' Prospectuses in the section entitled "The risks of investing in the Fund(s) - Interest rate swap, index swap and credit default swap agreements" for the Delaware American Government Bond Fund, Delaware Inflation Protected Bond Fund, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the section entitled "The securities we typically invest in - Credit default swap agreements" for the Delaware Delchester Fund and Delaware High-Yield Opportunities Fund. Additional prospectus disclosure for each Fund is included in the section entitled "The risks of investing in the Fund(s) - Derivatives Risk". Disclosure is also presented in the section entitled "Credit Default Swaps" under the heading "Investment Policies" in the Delaware Group Government Fund's Statement of Additional Information and "Investment Objectives and Policies" in the Delaware Group Income Funds' Statement of Additional Information.

This Supplement is dated November 30, 2005.